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                                                                   EXHIBIT 10.14


                           EXCLUSIVE OPTION AGREEMENT


         This Exclusive Option Agreement, effective as of May 28, 1996 (the "Effective Date"), between Applied Analytical Industries, Inc., or one of its designated affiliates, (collectively, hereinafter "AAI"), a Delaware corporation having its principal place of business at 1206 North 23rd Street, Wilmington, North Carolina 28406

                                      and

         [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


         WHEREAS, AAI, and [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] are in the business, among others, of providing certain analytical, formulation development, manufacturing, clinical, and regulatory services to the international pharmaceutical industry; and

         WHEREAS, AAI desires from [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], and [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] is willing to grant to AAI, an exclusive option to purchase all of [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] stock of [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

         NOW, THEREFORE, in consideration for the mutual covenants and agreements set forth hereinafter, and for other mutually recognized and valuable consideration, the parties agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

         Section 1.1. General. When used in this Agreement, each of the following terms shall have the meanings as set forth in this Article I.

         Section 1.2. AAI. "AAI" means Applied Analytical Industries, Inc. and its affiliates.
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         Section 1.3.     Affiliate.  "Affiliate" means any existing or future
corporation, partnership, joint venture, or other entity that directly or indirectly, now or in the future, controls, is controlled by, or is in control with a party to this Agreement.

         "Control" means the possession of the power to direct or cause the direction of the management and policies of a person or business entity, whether through ownership of voting securities, by contract, or otherwise.

         Section 1.4. Exclusive Option Period. "Exclusive Option Period" means the period of time during which AAI may elect to acquire all of [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] stock of [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] from [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], such period commencing on the Effective Date of this Agreement and ending at 11:59 p.m. Wilmington, North Carolina time on the date six months after such Effective Date, unless sooner terminated by execution of a Stock Purchase Agreement.

         Section 1.5. "Stock Purchase Agreement" means the definitive agreement pursuant to which AAI agrees to purchase from [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] all of [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] stock of [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


                                   ARTICLE II
                             EXCLUSIVE OPTION GRANT

         Section 2.1. The Option. In consideration of the Exclusive Option Fee set forth below, [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:

         (a) grants to AAI an option (the "Option") to purchase all of the outstanding stock of [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] owned by [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for a purchase price consisting of (1) the Exclusive Option Fee, plus (ii) the additional payments described in Section 4.1 hereof, plus (iii) any reimbursements payable to [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] pursuant to Section 3.1(a) hereof; and





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         (b)     agrees not to solicit or encourage the submission of any
proposal or offer from any person relating to the acquisition of any stock or any of the assets of [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (including by merger, consolidation or share exchange) or participate in any discussions or negotiations regarding, or furnish any information with respect to, any of the foregoing during the Exclusive Option Period.

         Section 2.2. Exclusive Option Fee. In consideration of the Option, AAI shall place or cause to be placed within thirty days after the execution of this Agreement the sum of [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (the "Exclusive Option Fee") in escrow pursuant to an escrow agreement in the form of Exhibit A hereto (the "Escrow Agreement").

         Section 2.3. Exercise of Option. AAI shall have the right to exercise the Option by giving written notice to [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] at any time from the Effective Date through the expiration of the Exclusive Option Period. Upon such expiration, the parties will have no further obligations to each other except those obligations set forth in Section 4.2 hereof and the Escrow Agreement.

         Section 2.4. Exclusive Negotiation Period. Upon AAI's exercise of the Option, AAI shall have the exclusive right for a period of ninety days thereafter to negotiate with [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the terms and conditions of a definitive Stock Purchase Agreement; provided, however, that the parties hereto may agree in writing to extend such negotiation period if necessary.

         Section 2.5. Payment of Escrow Funds. The Exclusive Option Fee, including any accrued interest, shall be paid to AAI if the conditions in
Article III hereof are not fulfilled or if, after exercising the Option, the parties are unable to negotiate a stock purchase agreement to their mutual satisfaction within the ninety (90) day period set forth in Section 2.4. The Exclusive Option Fee, including interest, shall be paid to [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in all other events. The parties shall deliver a joint written direction to the escrow agent under the Escrow Agreement to release the escrowed funds to the appropriate party within five days after the delivery of such written direction.





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                                  ARTICLE III
                                   CONDITIONS

         Section 3.1.     Conditions.      [CONFIDENTIAL INFORMATION HAS BEEN
OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


         Section 3.2.     AAI's Discretion.  Notwithstanding the provisions of
Section 3.1, AAI reserves the right to exercise the option herein granted even if all conditions set forth in Section 3.1 have not been met.


                                   ARTICLE IV
                                  OBLIGATIONS

         Section 4.1. Good Faith Negotiations. Upon exercise of the Option, the parties shall diligently proceed in good faith to complete and execute the Stock Purchase Agreement. The Stock Purchase Agreement shall provide that within thirty days following the first, second, and third anniversaries of the execution of a Stock Purchase Agreement, AAI shall pay or cause to be paid to [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the sums of [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] respectively.

         Section 4.2. Confidentiality. Except as otherwise expressly provided in this Agreement, each party shall retain in confidence and not use any and all business and/or scientific information belonging to the other party ("Confidential Information"). Each party shall exercise the same level of care which it uses to prevent the unauthorized use or disclosure of its own confidential information of similar importance. Such obligations of confidentiality and nonuse shall be waived for Confidential Information which
(i) is known to the public prior to disclosure hereunder; (ii) becomes known to the public through no fault of the receiving party; (iii) was known to the receiving party prior to disclosure hereunder; (iv) is disclosed to the receiving party by a third party who is not under an obligation of confidentiality to the disclosing party; or (v) the receiving party has been given the express written consent from the disclosing party to make such disclosures. The obligations of confidentiality and nonuse created hereunder shall expire seven years from the Effective Date of this Exclusive Option Agreement unless such period is extended under a Stock Purchase Agreement.





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                                   ARTICLE V
                                INDEMNIFICATION

         Section 5.1. Indemnification of AAI. Notwithstanding any negligent acts committed by AAI, its employees, or agents, and following the execution of a Stock Purchase Agreement, [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall indemnify AAI for all liabilities of [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] not disclosed on the financial statements of [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] provided to AAI at the closing of the Stock Purchase Agreement for a sum up to [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], but only after AAI has incurred such liabilities in excess of [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


                                   ARTICLE VI
                                   WARRANTIES

         Section 6.1. Warranties. Each party warrants to the other party that it has full power and authority to execute, deliver, and perform this Agreement. [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] further warrants that he owns the majority right, title and interest in and to [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].
Each party further warrants that within the Exclusive Option Period specified herein, each such party has the full power and authority to enter into a Stock Purchase Agreement.


                                  ARTICLE VII
                           CORRESPONDENCE AND NOTICE

         Until advised in writing to the contrary by the parties hereto, all documentation, reports, notices, or any other communications hereunder shall be effective upon receipt when mailed by Federal Express or other reliable courier service and addressed to:

         AAI:          R. Forrest Waldon
                       Vice President and General Counsel
                       5051 New Centre Drive
                       Wilmington, North Carolina  USA  28403

         [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]





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                                  ARTICLE VIII
                                 MISCELLANEOUS

         Section 8.1. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

         Section 8.2. Assignment. The parties shall not have the right to assign this Agreement without prior written consent of the other party, except that AAI may transfer its right to exercise the Option to any person.

         Section 8.3. Entire Agreement and Amendment. This Agreement constitutes the entire agreement between the parties with respect to subject matter hereof. This Agreement may not be amended, supplemented, or otherwise modified except by an instrument in writing executed by authorized representatives of both parties.

         Section 8.4. Titles. The recitals and titles of the Articles and Sections of this Agreement are for general information and reference only, and this Agreement shall not be construed by reference to such titles.

         Section 8.5. No Other Rights. Except as expressly provided herein, nothing contained herein shall be construed as conferring any license or other rights, by implication, estoppel, or otherwise, to either party.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, in duplicate originals, by their respective duly authorized officers or representatives.

APPLIED ANALYTICAL INDUSTRIES, INC.


By:      /s/ Frederick D. Sancilio
    -----------------------------------------
         Frederick D. Sancilio
         President and Chief Executive Officer


By:
    ------------------------------------------
         [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]





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